UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2025

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9807 Katy Freeway, Suite 100 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the closing of the NGCSE Merger (as defined below), on May 1, 2025 (the “Closing Date”), Archrock, Inc. (“Archrock”) entered into a registration rights and lock-up agreement (the “Registration Rights Agreement”) with NGCSE Holdings, LLC, a Michigan limited liability company (“NGCSE Holdings”), as sole shareholder of NGCSE, Inc., a Michigan corporation (“NGCSE”). Pursuant to the Registration Rights Agreement, Archrock agreed, among other things, to provide NGCSE Holdings with customary registration rights with respect to the Stock Consideration (as defined below). In addition, on the terms and subject to the conditions set forth in the Registration Rights Agreement, NGCSE Holdings agreed not to sell, transfer or dispose of the Stock Consideration during a holding period that expires 180 days after the Closing Date.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Archrock, Archrock Services, L.P., a wholly owned indirect subsidiary of Archrock (“ASLP”), and Archrock NGCSI Merger Sub, Inc., a wholly owned direct subsidiary of ASLP (“Merger Sub 1”), completed the previously announced merger (the “NGCSI Merger”) of Merger Sub 1 with and into NGCSI, with NGCSI continuing as the surviving company and a direct, wholly owned subsidiary of ASLP, pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 10, 2025 (the “NGCSI Merger Agreement”) by and among Natural Gas Compression Systems, Inc., a Michigan corporation ( “NGCSI”), Archrock, ASLP, Merger Sub 1 and Wolverine Securityholders’ Representative, LLC, a Michigan limited liability company, in its capacity as the initial securityholders’ representative. The total consideration for the NGCSI Merger consisted of cash equal to $266.7 million, subject to customary adjustments that will be finalized following the Closing Date pursuant to the terms of the NGCSI Merger Agreement.

On the Closing Date, Archrock, AROC NGCSE Merger Sub LLC, a wholly owned direct subsidiary of Archrock (“LLC Sub”), and Archrock NGCSE Merger Sub, Inc., a wholly owned indirect subsidiary of Archrock (“NGCSE Merger Sub”), completed the previously announced merger of NGCSE Merger Sub with and into NGCSE, with NGCSE continuing as the surviving company and a direct, wholly owned subsidiary of LLC Sub (the “NGCSE Merger”), pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 10, 2025 (the “NGCSE Merger Agreement”) by and among NGCSE, Archrock, LLC Sub, NGCSE Merger Sub and Wolverine Securityholders’ Representative, LLC, a Michigan limited liability company, in its capacity as the initial securityholders’ representative. Immediately following the effective time of the NGCSE Merger and as part of the same overall transaction, NGCSE merged with and into LLC Sub, with LLC Sub continuing as the surviving company and a direct, wholly owned subsidiary of Archrock. The total consideration for the NGCSE Merger consisted of a combination of cash and shares of Archrock’s common stock, par value $0.01 per share (“Archrock Common Stock” and such shares of Archrock Common Stock, the “Stock Consideration”) equal to $90.4 million in the aggregate, subject to customary adjustments that will be finalized following the Closing Date pursuant to the terms of the NGCSE Merger Agreement.

The foregoing descriptions of the NGCSI Merger Agreement and the NGCSE Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the complete texts of the NGCSI Merger Agreement and the NGCSE Merger Agreement, as applicable, copies of which are included as Exhibits 2.1 and 2.2, respectively, to this Current Report and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding Archrock’s issuance of the Stock Consideration in connection with the NGCSE Merger set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02.

The shares of Archrock Common Stock comprising the Stock Consideration have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On May 1, 2025, Archrock issued a press release announcing the closing of the NGCSI Merger and the NGCSE Merger, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information furnished in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1#	Agreement and Plan of Merger, dated as of March 10, 2025, by and among Archrock, Inc., Archrock Services, L.P., Archrock NGCSI Merger Sub, Inc., Natural Gas Compression Systems, Inc. and Wolverine Securityholders’ Representative, LLC (incorporated by reference to Exhibit 2.1 of Archrock’s Current Report on Form 8-K, filed with the SEC on March 11, 2025).
2.2#	Agreement and Plan of Merger, dated as of March 10, 2025, by and among Archrock, Inc., AROC NGCSE Merger Sub LLC, Archrock NGCSE Merger Sub, Inc., NGCSE, Inc. and Wolverine Securityholders’ Representative, LLC (incorporated by reference to Exhibit 2.2 of Archrock’s Current Report on Form 8-K, filed with the SEC on March 11, 2025).
10.1*	Registration Rights and Lock-Up Agreement, dated as of May 1, 2025, by and between Archrock, Inc. and NGCSE Holdings, LLC.
99.1*	Press release of Archrock, Inc., dated May 1, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Filed or furnished herewith.

#	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

May 1, 2025	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

4